UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2005

DELTA AIR LINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 16, 2005, the Registrant issued a press release announcing that the U.S. Bankruptcy Court for the Southern District of New York had granted interim approval for $2.05 billion in post-petition financing commitments that the Registrant has received to help support its business during its Chapter 11 reorganization. The release also announced that the court had continued its interim approval of a series of “first day motions” that will facilitate the Registrant's continued normal business operations. A copy of the press release is attached hereto as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1-- Press Release dated September 16, 2005 titled “Delta Air Lines Receives Interim Court Approval for $2.05 Billion in Post-Petition Financing.”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Edward H. Bastian
Date: September 16, 2005	Edward H. Bastian Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated September 16, 2005 titled “Delta Air Lines Receives Interim Court Approval for $2.05 Billion in Post-Petition Financing.”